Finance income	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Finance income

11. Finance income

	2018 £m	2017 £m	2016 £m
Year to 31 December 2018 under IFRS 9
Finance income arising from:
Financial assets measured at amortised cost	73
Financial assets measured at fair value through profit or loss	1
Net gains arising from hedge ineffectiveness on net investment hedges	7
Years to 31 December 2017 and 31 December 2016 under IAS 39
Interest income arising from:
Cash and cash equivalents		60	67
Available-for-sale investments		2	1
Loans and receivables		1	2
Fair value adjustments on derivatives at fair value through profit or loss		2	2

	81	65	72

Interest income arising from financial assets measured at amortised cost in 2018 includes interest income arising from assets which would have been classified as available-for-sale investments and loans and receivables in prior years under IAS 39. This also includes interest income arising from certain cash and cash equivalents. Interest income arising from financial assets measured at fair value through profit or loss in 2018 includes interest income arising from other cash and cash equivalents.

Net gains arising from hedge ineffectiveness on net investment hedges were recorded in ‘Fair value adjustments on derivatives at fair value through profit or loss’ in 2017 and 2016. All derivatives accounted for at fair value through profit or loss other than designated and effective hedging instruments (see Note 42, ‘Financial instruments and related disclosures’) are classified as held-for-trading financial instruments.